SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2007

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Commission File No. 04-2147929

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NORTHEAST UTILITIES

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(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-5324	04-2147929
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(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                                           01105

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(Address of principal executive offices)  (Zip Code)

(413) 785-5871

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)

(1)

Shirley M. Payne was elected Vice President - Accounting and Controller for Northeast Utilities (NU) on February 13, 2007.  There is no family relationship between Ms. Payne and any Trustee, Director or executive officer of NU or any its subsidiaries.

(2)

Ms. Payne is 55 years old. She will hold these positions until the next annual election of officers and until her successors are elected. Prior to assuming these positions, Ms. Payne served as Vice President, Corporate Accounting and Taxes for TECO Energy, Inc. since 2000 and Tax Officer for Tampa Electric Company since 1999.

(3)

Ms. Payne will participate in the Northeast Utilities Incentive Plan and the Deferred Compensation Plan for Executives.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)

By: /s/ Kerry J. Kuhlman Name: Kerry J. Kuhlman Title: Vice President and Secretary

Date: February 14, 2007